UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report: June 15, 2010

(Date of earliest event reported)

NEW COMMUNICATIONS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53950	27-0213154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

600 Hidden Ridge HQE03H09
Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2010, New Communications Holdings Inc., a Delaware corporation, amended its Certificate of Incorporation so that the corporation is authorized to issue up to 2,900,000,000 shares of common stock, par value $.01 per share.

A copy of the Certificate of Amendment is filed herewith as Exhibit 3a.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3a	Certificate of Amendment of Certificate of Incorporation of New Communications Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW COMMUNICATIONS HOLDINGS INC. (Registrant)

Date:	June 16, 2010	By:	/s/ J. Goodwin Bennett
Name: J. Goodwin Bennett
Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description

3a	Certificate of Amendment of Certificate of Incorporation of New Communications Holdings Inc.